UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 17, 2015

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Vantis, Suite 350 Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 330-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2015, Sunstone Hotel Investors, Inc. (the “Company”) announced the following actions concerning the executive officers of the Company:

•                                        The appointment of John V. Arabia, age 45, as Chief Executive Officer of the Company, effective as of January 17, 2015.

•                                        The termination of Kenneth E. Cruse from his role as Chief Executive Officer of the Company and his resignation from the Board of Directors as of January 17, 2015.

Prior to his appointment as Chief Executive Officer, Mr. Arabia served as the Company’s President since February 2013 and its Chief Financial Officer and Executive Vice President of Corporate Strategy from April 2011 until becoming President. Prior to joining the Company, Mr. Arabia served as Managing Director of Green Street Advisors’ (“Green Street”) real estate research team. Mr. Arabia joined Green Street in 1997 and was instrumental in creating the firm’s lodging research platform. Prior to joining Green Street, Mr. Arabia was a Consulting Manager at EY Kenneth Leventhal in the firm’s west coast lodging consulting practice, which specialized in hotel market studies, valuation and acquisition due diligence. Mr. Arabia started his hotel career in 1987, working various entry-level operating positions at the Anaheim Marriott. Mr. Arabia, who earned a CPA certificate from the state of Illinois, holds an M.B.A. degree in Real Estate/Accounting from The University of Southern California and a B.S. degree in Hotel Administration from Cornell University.

Mr. Cruse is entitled to receive certain cash severance and equity acceleration benefits in connection with his termination of employment without cause as provided by the terms of his employment agreement with the Company.

Item 8.01.    Other Events.

On January 19, 2015, the Company issued a press release regarding the actions concerning executive officers described in Item 5.02 hereof.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                         Exhibits:

Exhibit Number	Description

99.1	Press release, dated January 19, 2015, of Sunstone Hotel Investors, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSTONE HOTEL INVESTORS, INC.

Dated: January 20, 2015	By:	/s/ Bryan A. Giglia
		Name:	Bryan A. Giglia
		Title:	Principal Financial Officer and Duly Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 19, 2015, of Sunstone Hotel Investors, Inc.